UBS

Cmoproj

Fixed Income Research

M0307PS7 30 year  5.2

11:13:06 am July 23, 2003

cmoproj.599

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

DPFA

47,808,706.00

1.48000

0

1.000000

1ML

1.0300

0.45000

1.00000

8.00000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

1.4800

07/30/03

1ML30  year

5.92

358.00

325.0PSA

90:00

1ML + 0.450000 cap: 8.000000

Price

PSA

PSA

PSA

PSA

PSA

PSA

PSA

PSA

0

100

200

325

400

500

700

1000

90:00

2.294

3.243

4.215

5.178

5.302

5.302

5.302

5.990

Avg Life

15.191

6.585

4.133

3.027

2.929

2.929

2.929

2.457

Duration

12.783

5.845

3.769

2.784

2.691

2.691

2.691

2.288

First Pay

8/03

8/03

8/03

8/03

8/03

8/03

8/03

8/03

Last Pay

2/28

3/20

3/20

3/20

3/20

3/20

3/20

10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

M0307PS7 30 year  5.2

11:13:06 am July 23, 2003

cmoproj.599

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

DPSA

47,808,706.00

6.52000

0

1.000000

1ML

1.0300

7.55000

-1.00000

7.55000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

6.5200

07/30/03

1ML30  year

5.92

358.00

325.0PSA

90:00

7.550 + -1.000 * 1ML cap: 7.550

Price

PSA

PSA

PSA

PSA

PSA

PSA

PSA

PSA

0

100

200

325

400

500

700

1000

90:00

1.074

-13.683

-32.228

-48.768

-49.780

-49.780

-49.780

-69.845

Avg Life

15.191

6.585

4.133

3.027

2.929

2.929

2.929

2.457

Duration

8.693

6.519

5.041

4.887

5.011

5.011

5.011

3.969

First Pay

8/03

8/03

8/03

8/03

8/03

8/03

8/03

8/03

Last Pay

2/28

3/20

3/20

3/20

3/20

3/20

3/20

10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

M0307PS7 30 year  5.2

11:13:06 am July 23, 2003

cmoproj.599

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

CX

64,362,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

07/30/03

30 year

5.92

358.00

325.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

PSA

PSA

PSA

0

100

200

325

400

500

700

1000

90:00

6.042

6.159

6.386

6.750

7.129

7.853

10.372

13.959

Avg Life

27.369

20.728

14.386

9.639

7.362

5.086

2.351

1.287

Duration

13.467

11.647

9.220

6.896

5.432

3.847

1.922

1.137

First Pay

2/28

9/17

3/12

7/08

8/03

8/03

8/03

8/03

Last Pay

5/33

5/33

5/33

5/33

5/33

5/33

12/32

9/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

M0307PS7 30 year  5.2

1:05:28 pm July 23, 2003

cmoproj.599

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

DP45

106,431,286.00

4.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.5000

07/30/03

30 year

5.92

358.00

325.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

PSA

PSA

0

100

325

400

500

700

1000

90:00

5.564

6.502

8.382

8.506

8.506

8.506

9.165

Avg Life

15.191

6.585

3.027

2.929

2.929

2.929

2.457

Duration

9.723

5.059

2.588

2.505

2.505

2.505

2.157

First Pay

8/03

8/03

8/03

8/03

8/03

8/03

8/03

Last Pay

2/28

3/20

3/20

3/20

3/20

3/20

10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT

M0307PS7

Bond Name:  DPFA

Date

DPFA

DPFA

DPFA

DPFA

DPFA

DPFA

DPFA

0

100

200

325

400

500

1000

7/25/2003

100

100

100

100

100

100

100

7/25/2004

98

96

94

91

90

90

90

7/25/2005

96

88

80

71

69

69

69

7/25/2006

94

78

63

46

43

43

27

7/25/2007

92

69

48

26

22

22

8

7/25/2008

89

59

35

10

10

10

1

7/25/2009

87

51

23

4

4

4

0

7/25/2010

84

43

13

1

1

1

0

7/25/2011

82

36

5

*

*

*

0

7/25/2012

79

29

*

*

*

*

0

7/25/2013

75

23

*

*

*

*

0

7/25/2014

72

17

*

*

*

*

0

7/25/2015

68

11

*

*

*

*

0

7/25/2016

65

6

*

*

*

*

0

7/25/2017

61

1

*

*

*

*

0

7/25/2018

56

*

*

*

*

*

0

7/25/2019

52

*

*

*

*

*

0

7/25/2020

47

0

0

0

0

0

0

7/25/2021

42

0

0

0

0

0

0

7/25/2022

37

0

0

0

0

0

0

7/25/2023

31

0

0

0

0

0

0

7/25/2024

25

0

0

0

0

0

0

7/25/2025

18

0

0

0

0

0

0

7/25/2026

12

0

0

0

0

0

0

7/25/2027

4

0

0

0

0

0

0

7/25/2028

0

0

0

0

0

0

0

7/25/2029

0

0

0

0

0

0

0

7/25/2030

0

0

0

0

0

0

0

7/25/2031

0

0

0

0

0

0

0

7/25/2032

0

0

0

0

0

0

0

7/25/2033

0

0

0

0

0

0

0

7/25/2034

0

0

0

0

0

0

0

7/25/2035

0

0

0

0

0

0

0

7/25/2036

0

0

0

0

0

0

0

7/25/2037

0

0

0

0

0

0

0

7/25/2038

0

0

0

0

0

0

0

7/25/2039

0

0

0

0

0

0

0

7/25/2040

0

0

0

0

0

0

0

7/25/2041

0

0

0

0

0

0

0

7/25/2042

0

0

0

0

0

0

0

7/25/2043

0

0

0

0

0

0

0

Average Life (Years)

15.19

6.58

4.13

3.03

2.93

2.93

2.46

Average Life (Years)

15.1905955217

6.5849474450

4.1332657204

3.0269116963

2.9294354430

2.92943544430

2.45708905049

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

M0307PS7

Bond Name:  DPSA

Date

DPSA

DPSA

DPSA

DPSA

DPSA

DPSA

DPSA

0

100

200

325

400

500

1000

7/25/2003

100

100

100

100

100

100

100

7/25/2004

98

96

94

91

90

90

90

7/25/2005

96

88

80

71

69

69

69

7/25/2006

94

78

63

46

43

43

27

7/25/2007

92

69

48

26

22

22

8

7/25/2008

89

59

35

10

10

10

1

7/25/2009

87

51

23

4

4

4

0

7/25/2010

84

43

13

1

1

1

0

7/25/2011

82

36

5

*

*

*

0

7/25/2012

79

29

*

*

*

*

0

7/25/2013

75

23

*

*

*

*

0

7/25/2014

72

17

*

*

*

*

0

7/25/2015

68

11

*

*

*

*

0

7/25/2016

65

6

*

*

*

*

0

7/25/2017

61

1

*

*

*

*

0

7/25/2018

56

*

*

*

*

*

0

7/25/2019

52

*

*

*

*

*

0

7/25/2020

47

0

0

0

0

0

0

7/25/2021

42

0

0

0

0

0

0

7/25/2022

37

0

0

0

0

0

0

7/25/2023

31

0

0

0

0

0

0

7/25/2024

25

0

0

0

0

0

0

7/25/2025

18

0

0

0

0

0

0

7/25/2026

12

0

0

0

0

0

0

7/25/2027

4

0

0

0

0

0

0

7/25/2028

0

0

0

0

0

0

0

7/25/2029

0

0

0

0

0

0

0

7/25/2030

0

0

0

0

0

0

0

7/25/2031

0

0

0

0

0

0

0

7/25/2032

0

0

0

0

0

0

0

7/25/2033

0

0

0

0

0

0

0

7/25/2034

0

0

0

0

0

0

0

7/25/2035

0

0

0

0

0

0

0

7/25/2036

0

0

0

0

0

0

0

7/25/2037

0

0

0

0

0

0

0

7/25/2038

0

0

0

0

0

0

0

7/25/2039

0

0

0

0

0

0

0

7/25/2040

0

0

0

0

0

0

0

7/25/2041

0

0

0

0

0

0

0

7/25/2042

0

0

0

0

0

0

0

7/25/2043

0

0

0

0

0

0

0

Average Life (Years)

15.19

6.58

4.13

3.03

2.93

2.93

2.46

Average Life (Years)

15.1905955217

6.5849474450

4.1332657204

3.0269116963

2.9294354430

2.92943544430

2.45708905049

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

M0307PS7

Bond Name:  DP45

Date

DP45

DP45

DP45

DP45

DP45

DP45

DP45

0

100

200

325

400

500

1000

7/25/2003

100

100

100

100

100

100

100

7/25/2004

98

96

94

91

90

90

90

7/25/2005

96

88

80

71

69

69

69

7/25/2006

94

78

63

46

43

43

27

7/25/2007

92

69

48

26

22

22

8

7/25/2008

89

59

35

10

10

10

1

7/25/2009

87

51

23

4

4

4

0

7/25/2010

84

43

13

1

1

1

0

7/25/2011

82

36

5

*

*

*

0

7/25/2012

79

29

*

*

*

*

0

7/25/2013

75

23

*

*

*

*

0

7/25/2014

72

17

*

*

*

*

0

7/25/2015

68

11

*

*

*

*

0

7/25/2016

65

6

*

*

*

*

0

7/25/2017

61

1

*

*

*

*

0

7/25/2018

56

*

*

*

*

*

0

7/25/2019

52

*

*

*

*

*

0

7/25/2020

47

0

0

0

0

0

0

7/25/2021

42

0

0

0

0

0

0

7/25/2022

37

0

0

0

0

0

0

7/25/2023

31

0

0

0

0

0

0

7/25/2024

25

0

0

0

0

0

0

7/25/2025

18

0

0

0

0

0

0

7/25/2026

12

0

0

0

0

0

0

7/25/2027

4

0

0

0

0

0

0

7/25/2028

0

0

0

0

0

0

0

7/25/2029

0

0

0

0

0

0

0

7/25/2030

0

0

0

0

0

0

0

7/25/2031

0

0

0

0

0

0

0

7/25/2032

0

0

0

0

0

0

0

7/25/2033

0

0

0

0

0

0

0

7/25/2034

0

0

0

0

0

0

0

7/25/2035

0

0

0

0

0

0

0

7/25/2036

0

0

0

0

0

0

0

7/25/2037

0

0

0

0

0

0

0

7/25/2038

0

0

0

0

0

0

0

7/25/2039

0

0

0

0

0

0

0

7/25/2040

0

0

0

0

0

0

0

7/25/2041

0

0

0

0

0

0

0

7/25/2042

0

0

0

0

0

0

0

7/25/2043

0

0

0

0

0

0

0

Average Life (Years)

15.19

6.58

4.13

3.03

2.93

2.93

2.46

Average Life (Years)

15.1905955217

6.5849474450

4.1332657204

3.0269116963

2.9294354430

2.92943544430

2.45708905049

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

M0307PS7

Bond Name:  CX

Date

CX

CX

CX

CX

CX

CX

CX

0

100

200

325

400

500

1000

7/25/2003

100

100

100

100

100

100

100

7/25/2004

100

100

100

100

98

93

68

7/25/2005

100

100

100

100

92

77

5

7/25/2006

100

100

100

100

87

62

0

7/25/2007

100

100

100

100

84

55

0

7/25/2008

100

100

100

100

75

47

0

7/25/2009

100

100

100

86

61

36

0

7/25/2010

100

100

100

71

48

27

0

7/25/2011

100

100

100

57

37

19

0

7/25/2012

100

100

94

45

27

13

0

7/25/2013

100

100

81

35

20

9

0

7/25/2014

100

100

69

28

15

6

0

7/25/2015

100

100

59

22

11

4

0

7/25/2016

100

100

50

17

8

3

0

7/25/2017

100

100

43

13

6

2

0

7/25/2018

100

92

36

10

4

1

0

7/25/2019

100

82

30

8

3

1

0

7/25/2020

100

74

25

6

2

1

0

7/25/2021

100

66

21

5

2

*

0

7/25/2022

100

58

17

3

1

*

0

7/25/2023

100

51

14

3

1

*

0

7/25/2024

100

44

12

2

1

*

0

7/25/2025

100

38

9

1

*

*

0

7/25/2026

100

32

7

1

*

*

0

7/25/2027

100

26

6

1

*

*

0

7/25/2028

93

21

4

*

*

*

0

7/25/2029

76

16

3

*

*

*

0

7/25/2030

58

12

2

*

*

*

0

7/25/2031

38

7

1

*

*

*

0

7/25/2032

18

3

*

*

*

*

0

7/25/2033

0

0

0

0

0

0

0

7/25/2034

0

0

0

0

0

0

0

7/25/2035

0

0

0

0

0

0

0

7/25/2036

0

0

0

0

0

0

0

7/25/2037

0

0

0

0

0

0

0

7/25/2038

0

0

0

0

0

0

0

7/25/2039

0

0

0

0

0

0

0

7/25/2040

0

0

0

0

0

0

0

7/25/2041

0

0

0

0

0

0

0

7/25/2042

0

0

0

0

0

0

0

7/25/2043

0

0

0

0

0

0

0

Average Life (Years)

27.37

20.73

14.39

9.64

7.36

5.09

1.29

Average Life (Years)

27.3693574202

20.7284178802

14.3858079083

9.6394599153

7.3624467379

5.0859362011

1.2874621356

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

UBS Investment Bank	CMO Restructuring Desk: 212-713-3199 FAX: 212-713-3890	PAC Bands I: 350-765 II: 0 – 0 III: 0 - 0
Closing. Date: 7/30/2003	Whole 30 Year Pricing Speed: 325 PSA	Pacl %: 65.76 Indices: 1ML 1.030
First Pay: 8/25/2003	WAC: 5.92 WAM: 358.00

Tranche DPEA DPSA DP45 CX SUB	Bal (HM)	Coupon	Payment Window	Aver. Life	Dur.	TX Yr	Spread bp	Yield	Price %	Description	Day Del	Deal %
4A45	29,026,714	1.48000	8/03 – 3/20	3.03		-2				1ML + 0.450000 cap: 8.000000	0	14.53
4A46	29,026,714	6.52000	8/03 – 3/20	3.03		-2				7.550 + -1.000 1ML cap: 7.550	0	14.53
4A32	106,431,286	4.50000	8/03 – 3/20	3.03		-2					24	53.26
4A44	64,362,000	5.25000	7/08 – 5/33	9.64		-2					24	32.21
	6,180,000	5.25000	8/03 – 3/20	10.00		10					24	3.09

Pay-Down Rules:

Pay DPFA and DP45, pro-rata, to their Aggregate Schedule Balance;

Pay CX, until retired;

Pay DPFA and DP45, pro rata, until retired;

SUB Will follow the regular shifting interest;

Total:  :5                   199,820,000                   5.41237                   5.91                   4.55                   12.0446                   103.98

Type	Balance	Collateral Coupon	Prepay	WAM	Age	WAC
Whole	206,000,000	5.250	PSA	358	1	5.920
	206,000,000	5.250		358	1	5.920

The information herein has been provided solely by UBS Securities LLC.   Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.   The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.